SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act 1934

Date of Report (Date of earliest event reported):  October 13, 2009

Harbin Electric, Inc.
(Exact name of registrant as specified in charter)

Nevada
(State or other jurisdiction of incorporation)
000-51006	98-0403396
(Commission File Number)	(IRS Employer Identification No.)
No. 9, Ha Ping Xi Lu, Ha Ping Lu Ji Zhong Qu Harbin Kai Fa Qu, Harbin, China	150060
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	86-451-86116757

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets

In a Current Report on Form 8-K filed by Harbin Electric, Inc. (the “Company”) on October 7, 2009, the Company announced the execution by its wholly-owned subsidiary, Harbin Tech Full Electric Co. Ltd., a PRC company (“Harbin Tech Full”), of an Equity Acquisition Agreement (the “Agreement”) with Xi’an Simo Electric Co. Ltd. (“Xi’an Simo”) and Shaanxi Electric Machinery Association (“Shaanxi Electric”) whereby Harbin Tech Full agreed to acquire (i) 100% of the outstanding shares of Xi’an Simo Motor Incorporation (Group) (“Simo Motor”), which is 99.94% owned by Xi’an Simo and 0.06% owned by Shaanxi Electric, and (ii) all corresponding assets of Simo Motor, including but not limited to, all of the manufacturing equipment, real-estate, land use rights, stocks, raw materials, automobiles, intellectual property, receivables, other receivables, payables, business contracts and external investments owned by Simo Motor for a purchase price of equal to no less than six (6) times and no more than eight (8) times the 2008 audited net profits of Simo Motor. On October 19, 2009, the Company issued a Press Release announcing the completion on October 13, 2009, of the acquisition of Simo Motor. As of the closing date, Harbin Tech Full had completed the registration of the share transfer with the requisite PRC authorities and had obtained the required business registration and transfer of licenses of Simo Motor, all as contemplated by the Agreement. On October 13, 2009, Simo Motor changed its name to Xi’an Tech Full Simo Motor Co. Ltd. A copy of the press release is attached hereto as Exhibit 99.1.

A description of the acquisition and the Agreement is set forth under Item 1.01 of the Current Report on the Form 8-K filed on October 7, 2009 and is incorporated herein by reference in its entirety.

Item 9.01.  Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired

The financial information that is required pursuant to this Item will be filed by amendment not later than 71 calendar days after the date that this initial report on Form 8-K is required to be filed.

(b)	Pro-forma Financial Information

The pro-forma financial information that is required pursuant to this Item will be filed by amendment not later than 71 calendar days after the date that this initial report on Form 8-K is required to be filed.

(d) Exhibits

99.1          Press release dated October 19, 2009, announcing the completion of the acquisition.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARBIN ELECTRIC, INC.

By:	/s/ Tianfu Yang
Name: Tianfu Yang
Title: Chairman and Chief Executive Officer

Dated: October 19, 2009